SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported:)           March 30, 1998

                            HARCOURT GENERAL, INC.
             (Exact of name of registrant as specified in charter)

                                   Delaware
              (State or other jurisdiction of its incorporation)



      1-4925                                          04-1619609
(Commission File Number)                  (I.R.S. Employer Identification No.)


27 Boylston Street, Chestnut Hill, MA                             02167
(address of principal executive offices)                       (Zip Code)


                                (617) 232-8200
             (Registrant's Telephone Number, Including Area Code)







Item 5.     Other Events

      The Registrant is filing herewith restated Financial Data Schedules for the periods listed in Item 7 below to reflect changes in earnings per share reported in previously submitted Financial Data Schedules. These changes result from the adoption by the Registrant of Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128), which was adopted by the Registrant in the quarter ended January 31, 1998. As required by SFAS 128, the Registrant has changed the method used to compute earnings per share and has restated prior periods. For fiscal 1997 and the interim periods during the last two fiscal years other than those in Item 7 below, the adoption of SFAS 128 has not changed the earnings per share reported in previously submitted Financial Data Schedules.

Item 7.     Financial Statements and Exhibits

       Exhibit 27.1     Restated Financial Data Schedules for:
                  (i)   Fiscal year ended October 31, 1995
                  (ii)  Nine months ended July 31, 1996
                  (iii) Fiscal year ended October 31, 1996
                  (iv)  Six months ended April 30, 1997


SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HARCOURT GENERAL, INC.




Date:  March 30, 1998               By:   /s/ John R. Cook
                                          John R. Cook
                                          Senior Vice President and
                                          Chief Financial Officer